EXHIBIT 10.1

Summary of Approved Changes to the
Blue Cross and Blue Shield Primary License Agreements
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ACTION                                  EFFECTIVE DATE  EXPLANATION
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Replace the entire Exhibit 1 with	N/A		Correction to the Plan(s') ownership of any for-profit
the new Exhibit 1.					controlled affiliate under paragraph 2(E)2 of the
                                                        Controlled Affiliate License Agreements, to properly reflect changes that were previously approved by the BCBSA Board and Member Plans.
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Revised excerpt of Controlled Affiliate License Agreements, Paragraph 2(E)2:

In addition, a Plan or Plans directly or indirectly through wholly-owned subsidiaries shall own more than 50% of any for-profit Controlled Affiliate.

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ACTION                                  EFFECTIVE DATE  EXPLANATION
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Replace the entire Exhibit 3 with	June 15, 2001	Amended Exhibit 3 revising the definition of
the new Exhibit 3.                                      national accounts allowing a local plant, office, or division headquarters of an entity to be considered a separate national account when it has employees in more than one Plan service area and independent health benefit decision making authority for division's employees.
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Revised excerpt of Primary License Agreements, Exhibit 3 Guidelines With Respect
to Use of Licensed Name and Marks in Connection with National Accounts:

Exhibit 3 - Guidelines:

2. A National Account is an entity with employee and/or retiree locations in more than one Plan's Service Area. Unless otherwise agreed, a National Account is deemed located in the Service Area in which the corporate headquarters of the National Account is located. A local plant, office or division headquarters of an entity may be deemed a separate National Account when that local plant, office or division headquarters 1) has employee locations in more than one Service Area, and 2) has independent health benefit decision-making authority for the employees working at such local plant, office or division headquarters and for employees working at other locations outside the Service Area. In such a case, the local plant, office or division headquarters is a National Account that is deemed located in the Service Area in which such local plant, office or division headquarters is located. The Control Plan of a National Account is the Plan in whose Service Area the National Account is located. A participating ("Par") Plan is a Plan in whose Service Area the National Account has employee and/or retiree locations, but in which the National Account is not located.